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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 2, 2005

                         MENDOCINO BREWING COMPANY, INC.
               (Exact name of issuer as specified in its charter)

                                   California
         (State or other jurisdiction of incorporation or organization)

                  0-22524                      68-0318293
           (Commission File No.) (IRS Employer Identification Number)


                 1601 Airport Road, Ukiah, California     95482
               (Address of principal executive offices) (Zip Code)

                                 (707) 463 6610
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     LETTER OF TERMINATION.

     On September 2, 2005, Mendocino Brewing Company, Inc. (the "Registrant") received a letter from Moss Adams LLP ("Moss Adams") stating that Moss Adams would not stand for reappointment as the Registrant's independent auditor for the year ending December 31, 2005. Moss Adams will cease to perform services for the Registrant upon the completion of the SAS 100 review associated with the filing of the Registrant's Form 10-Q for the quarterly period ending September 30, 2005. At the time the Registrant received the letter stating Moss Adams's determination not to stand for reappointment, neither the Registrant's audit committee nor board of directors had previously recommended or approved Moss Adams's decision.


     NO DISAGREEMENTS OR REPORTABLE EVENTS.

     Neither of Moss Adams's reports on the Registrant's financial statements during the last two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Registrant's past two fiscal years (2003 and 2004) and the interim period of 2005 preceding the date of this report (collectively, the "Preceding Period"), the Registrant did not have any disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Moss Adams, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     During the Preceding Period, Moss Adams never advised the Registrant of either of the following: (1) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist; or (2) that information had come to its attention that led it to no longer be able to rely on the Registrant's management's representations, or that made it unwilling to be associated with the financial statements prepared by management.

     In addition, Moss Adams did not, during the Preceding Period, advise the Registrant of the need to expand significantly the scope of its audit, or that information had come to its attention that had, or if further investigated may have (1) materially impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued in connection with any current or future report (including information that, unless resolved to Moss Adams's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements); or (2) caused it to be unwilling to rely on the Registrant's management's representations, or that made it unwilling to be associated with the Registrant's financial statements.


     NO SUCCESSOR HAS BEEN APPOINTED.

     The Registrant has not yet identified an independent accounting firm to succeed Moss Adams. The Registrant shall file a separate Current Report on Form 8-K to announce the appointment of its independent auditor for the year ended December 31, 2005.


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit 16.1 Letter from Moss Adams LLP dated September 7, 2005





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                                   SIGNATURES


     Pursuant to the requirements on the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MENDOCINO BREWING COMPANY, INC.
                                                 (Registrant)


Date: September 7, 2005                 By: /s/ N. Mahadevan
                                            ------------------------------------
                                                N. Mahadevan, Secretary and
                                                Chief Financial Officer




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